UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2004

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129 .
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

130 Waverly Street Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Item 5. Other Items.

On June 14, 2004, the Registrant announced the execution of a License, Development and Commercialization Agreement with Mitsubishi Pharma Corporation (the “Mitsubishi Agreement”) to develop and commercialize VX-950, the Registrant’s investigational oral protease inhibitor for the treatment of hepatitis C virus (HCV) infection in Japan and certain Far East countries.

A copy of the press release relating to the Mitsubishi Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.  A copy of the Mitsubishi Agreement (with certain confidential information deleted) is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED

(Registrant)

Date: July 19, 2004	/s/ Ian F. Smith
Ian F. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Vertex Pharmaceuticals Incorporated dated June 14, 2004.
99.2	License, Development and Commercialization Agreement between Vertex Pharmaceuticals Incorporated and Mitsubishi Pharma Corporation dated June 11, 2004 (with certain confidential information deleted).